Exhibit 23.2
Consent of Stark, Winter, Schenkein and Co., LLP


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 dated December 7, 2004, of Liska Biometry, Inc. of our report dated March 6, 2004, relating to the financial statements of Liska Biometry, Inc. as of December 31, 2003.


                             /s/ Stark Winter Schenkein & Co., LLP
                             ---------------------------------------------------
                             Stark Winter Schenkein & Co., LLP
                             Certified Public Accountants


December 7, 2004
Denver, Colorado




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